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                                                                    EXHIBIT 23.5

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 30, 2001, included in Form 10-K of Radiologix, Inc. and subsidiaries for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


/s/  Arthur Andersen LLP


Dallas, Texas
    September 7, 2001



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